                                                                 Exhibit 10.24.2

                   AGREEMENT FOR ASSIGNMENT AND ASSUMPTION
                                       OF
                             LTSA TO TENASKA GEORGIA

      This Agreement for Assignment and Assumption of LTSA to Tenaska Georgia (this "Agreement") entered into by and between Tenaska Georgia I, L.P., a Delaware limited partnership ("Tenaska Georgia I") and Tenaska Georgia Partners, L.P., a Delaware limited partnership ("Tenaska Georgia"), this 10th day of November, 1999.

      WHEREAS, Tenaska, Inc., a Delaware corporation ("Tenaska") and General Electric International, Inc., a Delaware corporation ("GEII") entered into a Long Term Parts & Long Term Service Contract dated June 24, 1999, which provides for long term parts and services for certain turbines and associated generators and auxiliaries located at an electric generating facility located in Heard County in the State of Georgia ("LTSA"); and

      WHEREAS, Part 12 of Appendix B of the LTSA provides that such agreement may be assigned to an Affiliate of Tenaska or an entity in which an Affiliate of Tenaska has an ownership interest; and

      WHEREAS, by an Agreement for Assignment and Assumption of LTSA to Tenaska Georgia I, Tenaska assigned the LTSA to Tenaska Georgia I and Tenaska Georgia I accepted such assignment, effective November 10, 1999; and

      WHEREAS, pursuant to Part 12 of Appendix B of the LTSA, Tenaska Georgia I desires to assign the LTSA to Tenaska Georgia.

      NOW, THEREFORE, the parties agree as follows:

1. Tenaska Georgia I assigns to Tenaska Georgia all of its rights and benefits under the LTSA and Tenaska Georgia I further assigns and delegates all of its duties and obligations under the LTSA to Tenaska Georgia.

2. Tenaska Georgia accepts the assignment from Tenaska Georgia I of all rights and benefits under the LTSA, and assumes all of the duties and obligations of Tenaska Georgia I as contained in the LTSA.

3. Tenaska Georgia hereby releases Tenaska Georgia I from any and all duties, obligations and liabilities under the LTSA.

4. This Agreement shall not become effective until a fully executed copy of this Agreement, including the Agreement and Consent of GEII, attached hereto, is executed and delivered to Tenaska Georgia I and Tenaska Georgia.

5. This Agreement shall inure to and be binding upon the successors and assigns of the parties.

6. This Agreement shall be governed by and construed according to the laws of the State of Texas.

                              TENASKA GEORGIA I, L.P.,
                              a Delaware limited partnership

                              By: TENASKA GEORGIA, INC.
                              Managing General Partner



/s/                           By: /s/ Michael F. Lawler
---------------------------       ----------------------------------------
Witness
                              Title: Vice President of Finance & Treasurer
                                     -------------------------------------

                              TENASKA GEORGIA PARTNERS, L.P.,
                              a Delaware limited partnership

                              By:  TENASKA GEORGIA, INC.
                              Managing General Partner


                              By: /s/ Michael F. Lawler
                                  ----------------------------------------

                              Title: Vice President of Finance & Treasurer
                                     -------------------------------------

/s/
---------------------------
Witness

                              AGREEMENT AND CONSENT


      General Electric International, Inc., a Delaware corporation ("GEII") consents to the assignment of the Long Term Parts & Long Term Service Contract between GEII and Tenaska, Inc., a Delaware corporation ("Tenaska"), dated June 24, 1999 ("LTSA"), by Tenaska to Tenaska Georgia I, L.P., a Delaware limited partnership ("Tenaska Georgia I") and the assumption by Tenaska Georgia I of the LTSA as set forth in the Agreement for Assignment and Assumption of LTSA to Tenaska Georgia I attached hereto.

      GEII hereby releases Tenaska from any and all duties, obligations and liabilities under the LTSA.

      Dated this 10th day of November, 1999.



                              GENERAL ELECTRIC INTERNATIONAL, INC.,
                              a Delaware corporation



/s/                           By: /s/ Kevin C. Walsh
------------------------          -------------------------------
Witness                                    Kevin C. Walsh

                              Title:  General Manager, Operations